SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2004

                             Boston Acoustics, Inc.
               (Exact Name of Registrant as Specified in Charter)

      Massachusetts                  33-9875                    04-2662473
(State or Other Jurisdiction      (Commission                (IRS Employer
       of Incorporation)          File Number)               Identification No.)

300 Jubilee Drive, Peabody, Massachusetts                           01960
(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code:   (978) 538-5000


Item 5. Other Events: On March 12, 2004, the Registrant issued a press release announcing that one of the Registrant's customers has notified the Company that beginning in May 2004 it will reduce its annual purchases. A copy of the press release is attached as an exhibit to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit No.  99.1  -  Press Release Dated March 12, 2004 entitled "Announcement from Boston Acoustics, Inc."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Boston Acoustics, Inc.

Date: March 12, 2004                By:   /s/ Debra A. Ricker-Rosato
                                        ---------------------------------
                                        Debra A. Ricker-Rosato
                                        Vice President - Finance


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                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibits

99.1 Press Release Dated March 12, 2004 entitled "Announcement from Boston Acoustics, Inc."

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